856

NUMBER

GP

COMMON STOCK

SHARES

COMMON STOCK

GLOWPOINT VIDEO

GLOWPOINT, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 379887 10 2

THIS CERTIFIES THAT

SPECIMEN

is the Owner of

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.0001 PAR VALUE, OF

GLOWPOINT, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized Officers.

Dated:

SECRETARY

GLOWPOINT, INC. CORPORATE SEAL 1996 DELAWARE

PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, N.Y.)
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	— as tenants in common	UNIF GIFT MIN ACT —	______ Custodian ______ (Cust) (Minor)
TEN ENT	— as tenants by the entireties		under Uniform Gifts to Minors
JT TEN	— as joint tenants with right of survivorship and not as tenants in common		Act ______ (State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ______ *hereby sells, assigns and transfers unto*

PLEASE PRINT OR TYPEWRITE IDENTIFYING NUMBER AND NAME OF ASSIGNMENT AS IT SHOULD APPEAR ON CERTIFICATE AND SHOW ADDRESS

______ *Shares*

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______ *Attorney,*

to transfer the said shares on the books of the within-named Corporation, with full power of substitution in the premises.

Dated: ______

X ______

X ______

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement or any change whatever. Signatures of registered owners on this certificate or on powers of attorney, and signatures of attorneys on this certificate or on powers of substitution, must be guaranteed.

Signature(s) Guaranteed

______

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.